                                                                               .
                                                                               .
                                                                               .
Exhibit 21

Sunrise Assisted Living, Inc.
List of Subsidiaries

--------------------------------------------------------------------------------------------------------------------
                                                         DIRECT OR INDIRECT               JURISDICTION
SUBSIDIARIES                                                  OWNERSHIP                 OF INCORPORATION
------------                                                  ---------                 ----------------

--------------------------------------------------------------------------------------------------------------------
ADG on Sheepshead Bay, LLC                                       70%                        New York
--------------------------------------------------------------------------------------------------------------------
AL U.S./Woodland Hills Senior Housing, L.P.                     100%                       California
--------------------------------------------------------------------------------------------------------------------
Atlantic-Sunrise, LLC                                            70%                        New York
--------------------------------------------------------------------------------------------------------------------
Canoga Park Assisted Living, L.L.C.                             100%                       California
--------------------------------------------------------------------------------------------------------------------
Des Peres Assisted Living, LLC                                  100%                        Illinois
--------------------------------------------------------------------------------------------------------------------
Dignity Home Care, Inc.                                         100%                        New York
--------------------------------------------------------------------------------------------------------------------
East Meadow A.L., LLC                                           100%                        New York
--------------------------------------------------------------------------------------------------------------------
East Setaucket A.L., LLC                                        100%                        New York
--------------------------------------------------------------------------------------------------------------------
G.P. Woods Assisted Living, LLC                                 100%                        Delaware
--------------------------------------------------------------------------------------------------------------------
Independence Home Care Agency, Inc.                             100%                       Washington
--------------------------------------------------------------------------------------------------------------------
Karrington Acquisition, Inc.                                    100%                          Ohio
--------------------------------------------------------------------------------------------------------------------
Karrington Health, Inc.                                         100%                          Ohio
--------------------------------------------------------------------------------------------------------------------
Karrington of Park Ridge L.L.C.                                 100%                          Ohio
--------------------------------------------------------------------------------------------------------------------
Karrington Operating Company, Inc.                              100%                          Ohio
--------------------------------------------------------------------------------------------------------------------
Kensington Cottages Corporation of America, Inc.                100%                       Minnesota
--------------------------------------------------------------------------------------------------------------------
Martha Child Interiors, Inc.                                    100%                        Virginia
--------------------------------------------------------------------------------------------------------------------
NAH/Sunrise Severna Park, LLC                                    50%                        Maryland
--------------------------------------------------------------------------------------------------------------------
Richmond Heights Assisted Living, L.L.C.                        100%                        Delaware
--------------------------------------------------------------------------------------------------------------------
Sunrise Ann Arbor Assisted Living, L.L.C.                       100%                        Michigan
--------------------------------------------------------------------------------------------------------------------
Sunrise Assisted Living Investments, Inc.                       100%                        Virginia
--------------------------------------------------------------------------------------------------------------------
Sunrise Assisted Living Limited Partnership                     100%                        Virginia
--------------------------------------------------------------------------------------------------------------------
Sunrise Assisted Living Limited Partnership VIII                100%                       California
--------------------------------------------------------------------------------------------------------------------
Sunrise Assisted Living Management, Inc.                        100%                        Virginia
--------------------------------------------------------------------------------------------------------------------
Sunrise At-Home Senior Living, Inc.                                                         Delaware
--------------------------------------------------------------------------------------------------------------------
Sunrise Atrium Limited Partnership                              100%                        Virginia
--------------------------------------------------------------------------------------------------------------------
Sunrise Atrium, Inc.                                            100%                        Virginia
--------------------------------------------------------------------------------------------------------------------
Sunrise Augusta Assisted Living Limited Partnership             100%                        Georgia
--------------------------------------------------------------------------------------------------------------------
Sunrise Aurora Assisted Living, L.L.C.                          100%                        Colorado
--------------------------------------------------------------------------------------------------------------------
Sunrise of Aurora Limited                                       100%                         Jersey
--------------------------------------------------------------------------------------------------------------------
Sunrise Basking Ridge Assisted Living, L.L.C.                   100%                       New Jersey
--------------------------------------------------------------------------------------------------------------------
Sunrise Bath Assisted Living, L.L.C.                            100%                          Ohio
--------------------------------------------------------------------------------------------------------------------
Sunrise Belmont Assisted Living, L.L.C.                         100%                       California
--------------------------------------------------------------------------------------------------------------------
Sunrise Beverly Hills Assisted Living, LLC                      100%                       California
--------------------------------------------------------------------------------------------------------------------
Sunrise of Burlington Limited                                   100%                         Jersey
--------------------------------------------------------------------------------------------------------------------
Sunrise Carmel Assisted Living, L.L.C.                          100%                        Indiana
--------------------------------------------------------------------------------------------------------------------
Sunrise Chanate Assisted Living, L.P .                          100%                       California
--------------------------------------------------------------------------------------------------------------------
Sunrise Chesterfield Assisted Living, L.L.C.                    100%                        Missouri
--------------------------------------------------------------------------------------------------------------------
Sunrise Claremont Assisted Living, L.P.                         100%                       California
--------------------------------------------------------------------------------------------------------------------
Sunrise Columbus Assisted Living Limited Partnership            100%                        Georgia
--------------------------------------------------------------------------------------------------------------------
Sunrise Cresskill Assisted Living, L.L.C.                       100%                       New Jersey
--------------------------------------------------------------------------------------------------------------------

Exhibit 21

Sunrise Assisted Living, Inc.
List of Subsidiaries




--------------------------------------------------------------------------------------------------------------------
                                                         DIRECT OR INDIRECT               JURISDICTION
SUBSIDIARIES                                                  OWNERSHIP                 OF INCORPORATION
------------                                                  ---------                 ----------------
--------------------------------------------------------------------------------------------------------------------
Sunrise Development, Inc.                                       100%                        Virginia
--------------------------------------------------------------------------------------------------------------------
Sunrise Dix Hills Assisted Living, L.L.C.                       100%                        New York
--------------------------------------------------------------------------------------------------------------------
Sunrise Dunwoody Assisted Living, L.P.                          100%                        Georgia
--------------------------------------------------------------------------------------------------------------------
Sunrise Eastover Assisted Living, L.L.C.                        100%                     North Carolina
--------------------------------------------------------------------------------------------------------------------
Sunrise Fairfax Assisted Living, L.L.C.                         100%                        Virginia
--------------------------------------------------------------------------------------------------------------------
Sunrise Fall Creek Assisted Living, L.L.C                       100%                        Indiana
--------------------------------------------------------------------------------------------------------------------
Sunrise Farmington Hills Assisted Living, L.L.C.                100%                        Michigan
--------------------------------------------------------------------------------------------------------------------
Sunrise Five Forks Assisted Living, L.L.C.                      100%                        Georgia
--------------------------------------------------------------------------------------------------------------------
Sunrise Flossmoor Assisted Living, L.L.C.                       100%                        Illinois
--------------------------------------------------------------------------------------------------------------------
Sunrise Fort Wayne Assisted Living, L.L.C.                      100%                        Indiana
--------------------------------------------------------------------------------------------------------------------
Sunrise Gahanna Assisted Living, L.L.C.                         100%                          Ohio
--------------------------------------------------------------------------------------------------------------------
Sunrise Greenville Assisted Living Limited                      100%                     South Carolina
      Partnership
--------------------------------------------------------------------------------------------------------------------
Sunrise Hamilton Assisted Living, L.L.C.                        100%                          Ohio
--------------------------------------------------------------------------------------------------------------------
Sunrise Holbrook Assisted Living, L.L.C.                        100%                        New York
--------------------------------------------------------------------------------------------------------------------
Sunrise Homes of Towson, LLC                                    100%                        Maryland
--------------------------------------------------------------------------------------------------------------------
Sunrise Lincoln Park Assisted Living, L.L.C.                    100%                        Illinois
--------------------------------------------------------------------------------------------------------------------
Sunrise Marlboro Assisted Living, L.L.C.                        100%                       New Jersey
--------------------------------------------------------------------------------------------------------------------
Sunrise Napa Assisted Living Limited Partnership                100%                       California
--------------------------------------------------------------------------------------------------------------------
Sunrise North Assisted Living Limited                           100%
--------------------------------------------------------------------------------------------------------------------
Sunrise North Naperville Assisted Living, L.L.C.                100%                        Illinois
--------------------------------------------------------------------------------------------------------------------
Sunrise Operations Canada, Inc.                                 100%
--------------------------------------------------------------------------------------------------------------------
Sunrise Parma Assisted Living, L.L.C.                           100%                          Ohio
--------------------------------------------------------------------------------------------------------------------
Sunrise Partners, L.P.                                          100%                        Virginia
--------------------------------------------------------------------------------------------------------------------
Sunrise Poland Assisted Living, L.L.C.                          100%                          Ohio
--------------------------------------------------------------------------------------------------------------------
Sunrise of Raleigh, L.L.C.                                      100%                     North Carolina
--------------------------------------------------------------------------------------------------------------------
Sunrise Rancho Cucamonga Assisted Living, L.L.C.                100%                       California
--------------------------------------------------------------------------------------------------------------------
Sunrise San Gabriel Assisted Living, L.L.C.                     100%                       California
--------------------------------------------------------------------------------------------------------------------
Sunrise Senior Ventures, Inc.                                   100%                        Delaware
--------------------------------------------------------------------------------------------------------------------
Sunrise Shaker Heights Assisted Living, L.L.C.                  100%                          Ohio
--------------------------------------------------------------------------------------------------------------------
Sunrise St. Johns Assisted Living, L.L.C.                       100%                       Louisiana
--------------------------------------------------------------------------------------------------------------------
Sunrise Store for Seniors, Inc.                                                             Delaware
--------------------------------------------------------------------------------------------------------------------
Sunrise Village House, LLC                                      100%                        Virginia
--------------------------------------------------------------------------------------------------------------------
Sunrise West Assisted Living Limited Partnership                100%                       California
--------------------------------------------------------------------------------------------------------------------
Sunrise West Hartford Assisted Living, LLC                      100%                      Connecticut
--------------------------------------------------------------------------------------------------------------------
Sunrise Weston Assisted Living, L.P.                            100%                     Massachusetts
--------------------------------------------------------------------------------------------------------------------
Sunrise Willow Lake Assisted Living, L.L.C.                     100%                        Indiana
--------------------------------------------------------------------------------------------------------------------
Sunrise Wilton Assisted Living, L.L.C.                          100%                      Connecticut
--------------------------------------------------------------------------------------------------------------------

Exhibit 21

Sunrise Assisted Living, Inc.
List of Subsidiaries



--------------------------------------------------------------------------------------------------------------------
                                                         DIRECT OR INDIRECT               JURISDICTION
SUBSIDIARIES                                                  OWNERSHIP                 OF INCORPORATION
------------                                                  ---------                 ----------------
--------------------------------------------------------------------------------------------------------------------

Sunrise Wooster Assisted Living, L.L.C.                         100%                          Ohio
--------------------------------------------------------------------------------------------------------------------
W. Babylon A.L., LLC                                            100%                        New York
--------------------------------------------------------------------------------------------------------------------
White Oak Assisted Living, LLC                                  100%                        Delaware
--------------------------------------------------------------------------------------------------------------------